UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Bristol-Myers Squibb Company
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EXPLANATORY NOTE

The following materials supplement the Definitive Proxy Statement filed by Bristol-Myers Squibb Company (the “Company”) with the Securities and Exchange Commission on March 23, 2016. Beginning on April 18, 2016, these materials are being provided to certain shareholders of the Company in connection with the solicitation of proxies for the Company’s 2016 Annual Meeting of Shareholders to be held on May 3, 2016.

2016Proxy Season Update: Refining Executive Compensation and Evolution in the Boardroom Spring 2016 NOT FOR PRODUCT PROMOTIONAL USE

Diversified Specialty BioPharma Company Bristol-Myers Squibb recently emerged from a transformation to a diversified specialty biopharma company, combining the agility of a biotech company with the resources and stability of a large pharmaceutical company Key Therapeutic Areas Oncology Immunoscience Delivered 12 new products in past 5 years – Cardiovascular Over 100 approvals for new medicines and additional indications, including 23 in the U.S., EU and Japan combined in 2015 alone – Fibrotic Diseases Genetically Defined Diseases Our research and development pipeline supports our strong presence in key therapeutic areas NOT FOR PRODUCT PROMOTIONAL USE 2 Our mission is to discover, develop and deliver innovative medicines that help patients prevail over serious diseases

Completion of Successful Leadership Transition

On May 5, 2015, Giovanni Caforio succeeded Lamberto Andreotti as CEO and Mr. Andreotti became our Non-Executive Chairman



Lamberto Andreotti
Non-Executive Chairman
Former Chief Executive Officer

Mr. Andreotti brings comprehensive knowledge and insight of the company and management team as the former CEO



Giovanni Caforio, M.D.
Chief Executive Officer

Dr. Caforio brings an unmatched depth and breadth of experience to the CEO role from his 15 years experience working across the organization

Concurrently, Togo D. West, Jr. assumed the Lead Independent Director role, having been unanimously elected by his fellow independent directors in January 2015



Togo D. West, Jr.
Lead Independent Director

Secretary West's legal, business and government experience provides the Board with a unique perspective of the issues facing Bristol-Myers Squibb

The Lead Independent Director responsibilities include:

- Serving as liaison and between the independent directors and the Chairman
- Reviewing and approving meeting agendas and sufficiency of time
- Calling meetings of the independent directors
- Presiding at all meetings of the independent directors
- Recommending advisors and consultants
- Approving the quality, quantity and timeliness of information sent to the Board
- Serving a key role in Board & CEO evaluations
- Responding directly to shareholder and stakeholder questions, as appropriate
- Communicating with major shareholders, as appropriate
- Providing feedback from executive sessions to CEO & Chairman

The Board recognizes that our empowered Lead Independent Director role enables Secretary West to provide strong leadership of the independent directors and ensures an effective, high-functioning Board with appropriate safeguards and independent oversight

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Bristol-Myers Squibb

Strong Revenue Growth and Value Creation We have achieved significant growth across key product portfolios, building on the strategic foundation established by our transformation to a diversified specialty bio-pharma company, which we believe will continue to drive shareholder value creation 2015 Key Achievement Highlights Total revenues increased 4% year-over-year (11% excluding the impact of foreign exchange) despite losing exclusivity of Abilify, our largest product in 2014 - New and in-line brands1 increased 41% compared to 2014 Continued market leadership in oncology with unprecedented clinical and regulatory milestones Eliquis has become the top anticoagulant in new-to-brand prescriptions among cardiologists in the US, driving sales to more than double year-over-year $1,885 $1, 800 $1,493 $1, 950 $1, 600 $1, 400 800 $200 1 Include Reyataz, Hepatitis C Franchise, Orencia, Sprycel, Yervoy, Opdivo, Erbitux, Eliquis and Empliciti. NOT FOR PRODUCT PROMOTIONAL USE 4 Total Revenues of Select Key Products (millions) Hepatitis C Franchise 2000$1,860 1800 1600 1400 1200 1000 600 400 200 0 20142015 $1, 800$1,603 $1, 600 $1, 400 $1, 200 $1, 000 $800 $600 $400 $200 $0 20142015 $942 $1, 000 $900 $800 $700 $600 $500 $400 $300 $100 $0 20142015 $2, 150 $1, 750 $1, 550 $1, 350 $1, 150 $950 $750 20142015 $1,620 $1, 400 $1, 200 $1, 000 $800 $600 20142015 $1, 800 $1, 600 $1,308 $1, 200 $1, 000 $800 $600 20142015 $1,126 $1,652 $256 $6 $774 3-Year Total Shareholder Return (Dividend Adjusted Day Close Price) $80 $70 $60 $50 $40 $30 $20 $10 $-Jan-13Jan-14Jan-15Dec-15

Unprecedented 2015 *Opdivo* Achievements

Core Components of *Opdivo* Success

Efficacy

- ✓ **Five Phase III trials stopped early** for superior efficacy (three in 2015)
- ✓ **Demonstrated improved overall survival versus standard of care** in four tumor types to date

Regulatory Approval Speed

- ✓ **FDA approved** ***Opdivo*** for both squamous non-small cell lung cancer and kidney cancer in approx. two months – almost **four months ahead of projected FDA action dates**
- ✓ European approvals for melanoma and squamous lung cancer received within two months of each other due to our innovative filing approach

Early Market Adoption

- ✓ **Strong commercial execution** to bring *Opdivo* to market and patients
- ✓ **Faster than anticipated market adoption**

Opdivo 2015 Achievements

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Trial Stopped Early for Efficacy:	Squamous non-small cell lung cancer			Non-squamous non-small cell lung cancer			Kidney cancer					
FDA Approval:			Expands to treatment of squamous non-small cell lung cancer					*Opdivo+Yervoy* regimen for patients with BRAF wild-type advanced melanoma		Expands to treatment of non-squamous non-small cell lung cancer	Kidney cancer	Single agent for previously untreated BRAF wild-type advanced melanoma
European Approval:						Advanced melanoma		Squamous lung cancer				
Quarter Sales/ Guidance:	Guidance set: **$1.55 - $1.70**						Q2 *Opdivo* Sales $122M, +205% vs. Q1-15; guidance revised to **$1.70 - $1.80**			Q3 *Opdivo* Sales $305M, +150% vs. Q2-15; guidance revised to **$1.85 - $1.90**		Reported 2015 Non-GAAP EPS: **$2.01**[1]

[1] For a reconciliation of Non-GAAP Financial Measures, please refer to Appendix A.

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Bristol-Myers Squibb

Executive Compensation Framework Our Compensation Philosophy and Structure 2015 Target Total CEO Compensation P ay for P erform an ce A substantial proportion of our executives’ pay is variable, at-risk based on our financial and operation results and delivered in the form of equity, supporting alignment over the long term between our executives and our shareholders 1 Base Salary 11% Annual Incentive 16% Performance Share Units 44% Com pet it iv e P rogram P ay arket Share Units 29% 2 Attracts, retains, and incentivizes talented executives capable of leading our business in our highly complex and competitive environment Sound Compensation Governance Practices X 100% performance-based annual and long-term incentives No tax gross-ups in change-in-control agreements (effective January 2016) X X X X Caps on payouts under annual and long-term incentive awards No perquisites for NEOs No NEO employment contracts or guaranteed bonuses Robust share ownership and retention guidelines No re-pricing or backdating of equity awards Robust clawback and recoupment policies Prohibition on speculative and hedging transactions Double-trigger change-in-control agreements NOT FOR PRODUCT PROMOTIONAL USE 6 2015 CEO Compensation ---------------------------Benchmarked to the 25th percentile of our peer group 89% of target pay is performance based 73% of target pay will be delivered in equity with multi-year vesting

Compensation Program Evolution in 2016 During 2015, our Board and management engaged with shareholders representing over 40% of shares outstanding, gaining valuable feedback on our compensation practices Concurrently, we performed an in-depth review of our compensation program in the context of our successful transformation to a specialty biopharmaceutical company As a result, the Compensation and Management Development Committee made a number of changes to our compensation program that further enhance the structural alignment between our incentive program and our strategy, and which directly reflect the feedback we received from shareholders NOT FOR PRODUCT PROMOTIONAL USE 7 What we heard from our shareholders:Compensation Program Changes for 2016: Preference for longer performance measurement period in our long-term incentive plan Lengthened the performance period in our Performance Share Unit (PSU) program from one year to three years Fewer overlapping metrics, particularly the reliance on EPS, in our short-and long-term incentive programs Eliminated non-GAAP earnings per share (EPS) metric overlap in annual and long-term incentive plans Non-GAAP EPS will remain a financial measure in the annual incentive plan, but will no longer be used in our PSU program Introduced a new mix of financial performance metrics in our PSU program Beginning in 2016, metrics will be: total revenue (net of foreign exchange), non-GAAP operating margin and three-year relative TSR Enhance balance between short-and long-term incentive plans and more closely align annual incentive opportunity with peers Reduced the annual maximum incentive opportunity from 251% to 200% of target The CMDC applied this new reduced annual maximum incentive opportunity for named executive officers for 2015 as well Greater disclosure of target-setting process and individual performance goals and determinations Increased disclosure regarding the target setting process as well as individual performance goals and determinations

Incentive Target Setting Process Our compensation program and incentive targets are designed to motivate our executives to deliver high performance with the highest integrity in a competitive labor market Timeline of Incentive Target Setting & 2015 Guidance Refinements NOT FOR PRODUCT PROMOTIONAL USE 8 We set our 2015 performance targets in February 2015, aligned with our publicly announced guidance, which reflected our best estimates of business performance for the year. We are incredibly proud of our performance this year, particularly with the unprecedented achievements and successful execution of Opdivo. This level of performance, however, could not have been anticipated when the CMDC set its initial targets. Fiscal 2015 Achievement: 2015 Non-GAAP EPS reported at $2.01 July 2015: As a result of unprecedented achievements, guidance was revised to $1.70-$1.80 October 2015: Guidance was further revised to $1.85-$1.90 following additional exceptional achievements in Q3 2015 January 2015: Initial 2015 Non-GAAP EPS guidance set at $1.55-$1.70 February 2015: 2015 Incentive targets set by the Committee Target Setting Process & Considerations Drive Management Performance Performance targets, both financial and individual, in our incentive plans are: Pre-defined Contain specific and measurable goals Tied to the key financial objectives of the Company Aligned with industry benchmarks on speed of commercial launch and standard market adoption Aligned with our earnings guidance

2015 Compensation Plan Structure product approvals late-stage pipeline Candidates, First in Confidence, Regional NOT FOR PRODUCT PROMOTIONAL USE 9 Market Share Units (40%) Rewards creation of incremental shareholder value Provides a mix of short, medium and long-term performance periods Multi-year vesting helps to promote retention without breaking pay-for-performance link Long-Term Incentive Performance Share Units (60%) Reward the achievement of financial goals and further align executive compensation with the interests of our shareholders as measured by a 3-year TSR modifier 2015 PSU awards, as required to be disclosed in the summary compensation table, will be higher than approved PSU awards because they reflect the phasing out of the pre-2014 PSU design and include a recognition of prior year award values Annual Incentive Company Performance Factors Individual Performance Factor EPS (50%) Critical measure of annual profitability, aligning our employees with our shareholders Committee judgment applied against pre-defined and measureable operational, financial, and strategic objectives Clear performance objectives are set at the beginning of each year to align with our company’s goals Executives are assessed on “Results” and “Behaviors” – assessments are used as the basis for making individual compensation decisions Total Revenues (25%) Foundation of long-term sustainable growth and competitive superiority Pipeline (25%) Near-Term Value (50%) Regulatory submissions and Increases focus on and development of a robust earlier pipeline Long-Term Growth Potential (50%) Development Human, Proof of Study Starts Base Salary Allows us to attract and retain talent in a highly competitive labor market Set based on pay levels of comparable positions within peer group, as well as qualifications, experience and role characteristics Merit increases based on individual performance and size of annual merit increase budget

Highly Engaged Board with Broad Experience

Lamberto Andreotti

- Former CEO, Bristol-Myers Squibb
- Other Directorships: E.I. Du Pont de Nemours and Company *(current)*

Chairman

Giovanni Caforio, M.D.

- 15 years of experience at Bristol-Myers Squibb, including previous role as COO

CEO

Togo D. West, Jr.

- Chairman, TLI Leadership Group
- Other Directorships: FuelCell Energy, Inc. *(current)*, Krispy Kreme Doughnuts, Inc. *(former)*

LID — C, G (chair)*

Peter J. Arduini

- Elected to serve on the Board of directors effective April 1, 2016
- President, CEO & Director of Integra LifeSciences Holdings Corporation

A

Laurie H. Glimcher, M.D.

- Stephen and Suzanne Weiss Dean, Weill Cornell Medical College
- Provost for Medical Affairs, Cornell University
- Other Directorships: Waters Corp. *(current)*

S&T

Michael Grobstein

- Former Vice Chairman, Ernst & Young
- Other Directorships: Mead Johnson Nutrition Company *(current)*, Given Imaging *(former)*

A, C (chair)

Alan J. Lacy

- Non-Executive Chairman, Dave & Buster's Entertainment, Inc.
- Other Directorships: The Hillman Companies *(former)*, The Western Union Company *(former)*

A (chair), G

Thomas J. Lynch, Jr., M.D.

- Chairman & CEO, Massachusetts General Physicians Organization
- Other Directorships: Infinity Pharmaceuticals *(former)*

G, S&T

Dinesh C. Paliwal

- Executive Chairman & CEO, Harman International Industries, Inc.
- Other Directorships: ADT Corporation *(former)*, Tyco International, Ltd. *(former)*

A, G

Vicki L. Sato, Ph.D.

- Professor of Management Practice, Harvard Business School
- Other Directorships: PerkinElmer Corporation *(current)*, Borgwarner, Inc. *(current)*

C, S&T (chair)

Gerald L. Storch

- CEO, Hudson's Bay Company
- Former Chairman & CEO, Toys "R" Us
- Outside Directorships: Supervalu, Inc. *(current)*

A, C

= New Since 2013

** Board Committees as of date of 2016 Annual Meeting:*
A = Audit; G = Directors & Corporate Governance;
C= Compensation & Management Development;
S&T = Science & Technology

Comprehensive Board Expertise



Healthcare Industry 8
Science/Technology 8
Sales and Marketing 7
Manufacturing 8
Financial 11
International 9
Gov/Academia 4
Public Co CEO/COO 6
Outside Public Co Board Experience 10

Range of Tenure, Diversity & Perspectives



>10 years
(1 Director)
0-4 years
(5 Directors)
5-10 years
(5 Directors)

36%

Women and Minority Directors

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Bristol-Myers Squibb

Committed to Sound Corporate Governance Board Accountability and Stockholder Rights Proactive shareholder engagement Proxy access shareholder right The Board continues to place a high priority on engagement with our shareholders Annual election of Directors Ability to call special meetings (25%) Majority voting standard for election of Directors Extensive related party transaction policies and procedures During 2015, we met with shareholders representing over 40% of shares outstanding, and our Lead Independent Director met directly with shareholders representing over 20% of shares outstanding Robust Lead Independent Director role No supermajority voting provisions for common stockholders Board Science and Technology Committee with strong subject matter expertise provides critical oversight of R&D and pipeline No stockholder rights plan Input provided by our shareholders enabled the Board to more thoroughly evaluate our governance practices, including the proxy access bylaw that we adopted in February 2016 Limit on public company board memberships for BMS Directors (4) No poison pill in place Semi-annual political contributions disclosures NOT FOR PRODUCT PROMOTIONAL USE 11

We Value Your Support at Our 2016 Annual Meeting

2016 Bristol Myers-Squibb Management Recommendations

☑ **FOR** Election of Directors

☑ **FOR** Advisory vote to approve the compensation of our named executive officers

☑ **FOR** Ratification of the appointment of an independent registered public accounting firm

☒ **AGAINST** shareholder proposal to lower special meeting threshold

Shareholder Proposal Considerations

- The request to reduce our special meeting ownership threshold from 25% to 15% is **unnecessary** given:
  - our history of responsiveness to shareholders
  - our recent adoption of proxy access, in addition to other strong shareholder rights
- Further, the current **25% threshold is equal to or lower than that of 73% of S&P 500 companies** that are incorporated in Delaware and have adopted special meeting rights
- Reducing the special meeting threshold to 15% would expose our shareholders to the risk that a small minority of holders, including those with special interests, could trigger the expense and distraction of a special meeting to pursue matters that are not widely viewed as requiring immediate attention or that **may not be in the best interest of all shareholders**
  - Given our current shareholder base, as few as three holders in aggregate would be able to call a special meeting with a 15% threshold[1]
  - The shares held by our two largest shareholders represent over 14% of our shares outstanding

Accordingly, our Board recommends a vote AGAINST the shareholder proposal to lower the special meeting threshold

[1] Shareholder base data as of April 11, 2016.

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Bristol-Myers Squibb

Forward-Looking andNon-GAAPInformation This presentation contains statements about the Company’s future plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated as a result of various important factors, including those discussed in the company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K.These documents are available from the SEC, the Bristol-Myers Squibb website or from Bristol-Myers Squibb Investor Relations. In addition, any forward-looking statements represent our estimates only as of the date hereof and should not be relied upon as representing our estimates as of any subsequent date.While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. This presentation to include certain Reconciliations of also contains certain non-GAAP financial measures, adjusted costs, expenses, gains and losses and other specified items. these non-GAAP financial measures to the most comparable GAAP measures are available on the company’s website at www.bms.com. NOT FOR PRODUCT PROMOTIONAL USE 13

Appendix A NOT FOR PRODUCT PROMOTIONAL USE 14

2015 FULL YEAR EPS GAAP to NON-GAAP RECONCILIATION BRISTOL-MYERS SQUIBB COMPANY 2015 FULL YEAR EPS GAAP to NON-GAAP RECONCILIATION Full Year 2015 GAAP Diluted EPS Specified Items: Downsizing and streamlining of worldwide operations Upfront and milestone payments, net Pension Related items Impairments Other Tax on above specified items $0.93 0.07 1.00 0.10 0.10 0.09 (0.28) Non-GAAP Diluted EPS $2.01 NOT FOR PRODUCT PROMOTIONAL USE 15